Exhibit 10.1

2024 REPLACEMENT TERM LOAN AMENDMENT

2024 REPLACEMENT TERM LOAN AMENDMENT, dated as of July 3, 2024 (this “Agreement”), to that certain Credit Agreement, dated as of February 9, 2012, as amended and restated as of May 30, 2012, as further amended and restated as of May 31, 2013, as amended by the First Amendment dated as of May 18, 2015, as amended by the Replacement Term Loan Amendment dated as of November 2, 2016, as amended by the 2017 Replacement Term Loan Amendment dated as of May 11, 2017, as amended by the 2017-2 Replacement Term Loan Amendment dated as of December 8, 2017, as amended by the 2018 Replacement Term Loan Amendment dated as of June 8, 2018, as amended by the 2019 Replacement Term Loan Amendment dated as of December 13, 2019, as amended by the Second Amendment dated as of May 27, 2021, as amended and restated by the Third Amendment dated as of June 29, 2022 and as amended by the First Amendment dated as of January 31, 2023 (the “Credit Agreement”, as amended by this Agreement, the “Amended Credit Agreement”), among Generac Acquisition Corp., a Delaware corporation (“Holdings”), Generac Power Systems, Inc., a Wisconsin corporation (the “Borrower”), the several lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents and parties party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the outstanding 2019 New Term Loans be replaced with a new term loan B facility (the “2024 Replacement Term Loan Facility”) by obtaining 2024 Replacement Term Loan Commitments (as defined in Section 3 of this Agreement) and having existing 2019 New Term Loans be continued, pursuant to a cashless roll, in each case, on the terms and conditions and as otherwise provided herein;

WHEREAS, the loans under the 2024 Replacement Term Loan Facility (the “2024 New Term Loans”) will replace and refinance the currently outstanding 2019 New Term Loans and are collectively intended to be Replacement Term Loans, as contemplated in Section 9.08(d) of the Credit Agreement;

WHEREAS, as a result of the incurrence of the 2024 Replacement Term Loan Facility, the Springing Maturity Date is no longer applicable in accordance with the terms of the Credit Agreement;

WHEREAS, the 2024 New Term Loans will have the terms set forth in the Amended Credit Agreement;

WHEREAS, JPMorgan Chase Bank, N.A., BofA Securities, Inc., PNC Capital Markets LLC and Wells Fargo Securities LLC will act as joint lead arrangers and bookrunners for the 2024 Replacement Term Loan Facility;

WHEREAS, each existing Lender that executes and delivers a lender addendum signature page to this Agreement (substantially in the form attached hereto) in such capacity (a “Continuing Term Lender Addendum”) and in connection therewith agrees to continue all of its Existing Term Loans (as defined below) as 2024 New Term Loans (such continued 2019 New Term Loans, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Agreement and (ii) agree to continue, pursuant to a cashless roll, all of its existing 2019 New Term Loans (all existing 2019 New Term Loans outstanding under the Credit Agreement, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) outstanding on the Effective Date (as defined below) as 2024 New Term Loans in a principal amount not more than the aggregate principal amount of such Existing Term Loans so continued (it being understood that the principal amount of Existing Term Loans so continued shall be determined by the Administrative Agent and notified to such Existing Term Lender as set forth in Section 3.3);

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a lender addendum signature page to this Agreement (substantially in the form attached hereto) (a “Replacement Term Lender Addendum”) and agrees in connection therewith to provide its 2024 New Term Loan (collectively, the “Replacement Term Lenders”) will thereby (i) agree to the terms of this Agreement and (ii) commit to provide its 2024 New Term Loan on the Effective Date (the “Replacement Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Replacement Term Lender;

WHEREAS, the proceeds of the Replacement Term Loans will be used, together with cash on hand, to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as 2024 New Term Loans by Continuing Term Lenders (the “Non-Continuing Term Loans”);

WHEREAS, the Continuing Term Lenders and the Replacement Term Lenders (collectively, the “2024 Term Lenders”) are severally willing to continue their Existing Term Loans as Continued Term Loans and/or to provide Replacement Term Loans, as the case may be, subject to the terms and conditions set forth in the Credit Agreement, this Agreement and the Amended Credit Agreement, as applicable; and

WHEREAS, the 2024 Term Lenders and the Administrative Agent are willing to agree to this Agreement on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.    Definitions. Except as otherwise defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

SECTION 2.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective immediately after the provision of, or the continuation of Existing Term Loans, as applicable, as 2024 New Term Loans on the Effective Date, as follows:

2.1.    Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)    The definition of “Adjusted Term SOFR Rate” is hereby amended and restated in its entirety as follows:

“Adjusted Term SOFR Rate” shall mean, with respect to any Term Benchmark Borrowing in Dollars for any Interest Period, an interest rate per annum equal to (i) with respect to the 2022 Revolving Facility and the 2022 Tranche A Term Loan Facility, (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10% and (ii) with respect to the 2024 New Term Loan Facility, the Term SOFR Rate for such Interest Period; provided that, in each case, if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of calculating such rate.

(b)    Clause (a) of the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

(a)    for the 2024 Replacement Term Loan Facility, (i) for ABR Loans, 0.75% and (ii) for Term Benchmark Loans, 1.75%; and

(c)    The definition of “Class” is hereby amended by deleting the words “2019 New Term Loans” and substituting in lieu thereof the words “2024 New Term Loans”.

(d)    The definition of “Commitment” is hereby amended and restated in its entirety as follows:

“Commitment” shall mean with respect to any Lender, (a) such Lender’s Revolving Commitment, if any, and (b) the obligation of such Lender, if any, to:

(i) make an Existing Term Loan to the Borrower hereunder on the Second Restatement Date in accordance with the Restatement Agreement, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender, which aggregate amount of the Commitments on the Second Restatement Date was $1.2 billion,

(ii) provide, or to continue its Existing Term Loans as, as applicable, a 2016 New Term Loan to the Borrower on the 2016 Replacement Term Loan Amendment Effective Date in accordance with the 2016 Replacement Term Loan Amendment, expressed as an amount representing the maximum principal amount of the 2016 New Term Loan to be made by such Lender hereunder, which aggregate amount of the Commitments on the 2016 Replacement Term Loan Amendment Effective Date was $929 million,

(iii) provide, or to continue its Existing Term Loans as, as applicable, a 2017 New Term Loan to the Borrower on the 2017 Replacement Term Loan Amendment Effective Date in accordance with the 2017 Replacement Term Loan Amendment, expressed as an amount representing the maximum principal amount of the 2017 New Term Loan to be made by such Lender hereunder, which aggregate amount of the Commitments on the 2017 Replacement Term Loan Amendment Effective Date was $929 million,

(iv) provide, or to continue its Existing Term Loans as, as applicable, a 2017-2 New Term Loan to the Borrower on the 2017-2 Replacement Term Loan Amendment Effective Date in accordance with the 2017-2 Replacement Term Loan Amendment, expressed as an amount representing the maximum principal amount of the 2017-2 New Term Loan to be made by such Lender hereunder, which aggregate amount of the Commitments on the 2017-2 Replacement Term Loan Amendment Effective Date was $929 million,

(v) provide, or to continue its Existing Term Loans as, as applicable, a 2018 New Term Loan to the Borrower on the 2018 Replacement Term Loan Amendment Effective Date in accordance with the 2018 Replacement Term Loan Amendment, expressed as an amount representing the maximum principal amount of the 2018 New Term Loan to be made by such Lender hereunder, which aggregate amount of the Commitments on the 2018 Replacement Term Loan Amendment Effective Date was $879 million,

(vi) provide, or to continue its Existing Term Loans as, as applicable, a 2019 New Term Loan to the Borrower on the 2019 Replacement Term Loan Amendment Effective Date in accordance with the 2019 Replacement Term Loan Amendment, expressed as an amount representing the maximum principal amount of the 2019 New Term Loan to be made by such Lender hereunder, which aggregate amount of the Commitments on the 2019 Replacement Term Loan Amendment Effective Date is $830 million,

(vii) provide to the Borrower a 2022 Tranche A Term Loan, expressed as an amount representing the maximum principal amount of the 2022 Tranche A Term Loans to be made by such Lender hereunder, which aggregate amount of the Commitments on the Third Restatement Date is $750 million, and

(viii) provide, or to continue its 2019 New Term Loans as, as applicable, a 2024 New Term Loan to the Borrower on the 2024 Replacement Term Loan Amendment Effective Date in accordance with the 2024 Replacement Term Loan Amendment, expressed as an amount representing the maximum principal amount of the 2024 New Term Loan to be made by such Lender hereunder, which aggregate amount of the Commitments on the 2024 Replacement Term Loan Amendment Effective Date is $500 million.

The amount of each Term Lender’s Commitment on the Second Restatement Date is its “New Term Loan Commitment” as defined in the Restatement Agreement. The amount of each Term Lender’s Commitment on the 2016 Replacement Term Loan Amendment Effective Date is its 2016 Replacement Term Loan Commitment. The amount of each Term Lender’s Commitment on the 2017 Replacement Term Loan Amendment Effective Date is its 2017 Replacement Term Loan Commitment. The amount of each Term Lender’s Commitment on the 2017-2 Replacement Term Loan Amendment Effective Date is its 2017-2 Replacement Term Loan Commitment. The amount of each Term Lender’s Commitment on the 2018 Replacement Term Loan Amendment Effective Date is its 2018 Replacement Term Loan Commitment. The amount of each Term Lender’s Commitment on the 2019 Replacement Term Loan Amendment Effective Date is its 2019 Replacement Term Loan Commitment. The amount of each Lender’s Commitment on the Third Restatement Date is its 2022 Tranche A Term Loan Commitment and 2022 Revolving Commitment, as applicable. The amount of each Term Lender’s Commitment on the 2024 Replacement Term Loan Amendment Effective Date is its 2024 Replacement Term Loan Commitment. For all purposes hereunder, from and after the 2016 Replacement Term Loan Amendment Effective Date until the 2017 Replacement Term Loan Amendment Effective Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide, or to continue Existing Term Loans as, the 2016 New Term Loans. For all purposes hereunder, from and after the 2017 Replacement Term Loan Amendment Effective Date until the 2017-2 Replacement Term Loan Amendment Effective Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide, or to continue Existing Term Loans as, the 2017 New Term Loans. For all purposes hereunder, from and after the 2017-2 Replacement Term Loan Amendment Effective Date until the 2018 Replacement Term Loan Amendment Effective Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide, or to continue Existing Term Loans as, the 2017-2 New Term Loans. For all purposes hereunder, from and after the 2018 Replacement Term Loan Amendment Effective Date until the 2019 Replacement Term Loan Amendment Effective Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide, or to continue Existing Term Loans as, the 2018 New Term Loans. For all purposes hereunder, from and after the 2019 Replacement Term Loan Amendment Effective Date until the Third Restatement Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide, or to continue Existing Term Loans as, the 2019 New Term Loans. For all purposes hereunder, from and after the Third Restatement Date until the 2024 Replacement Term Loan Amendment Effective Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide the 2019 New Term Loans, the 2022 Tranche A Term Loans or the Revolving Loans, as the case may be. For all purposes hereunder, from and after the 2024 Replacement Term Loan Amendment Effective Date, each reference to a “Commitment” in this Agreement and in the Loan Documents shall be deemed to include the commitments to provide, or to continue 2019 New Term Loans as, the 2024 New Term Loans, the 2022 Tranche A Term Loans or the Revolving Loans, as the case may be.

(e)    The definition of “Facility” is hereby amended by deleting the words “2019 Replacement Term Loan Facility” and substituting in lieu thereof the words “2024 Replacement Term Loan Facility”.

(f)    The definition of “Investment Grade Conditions” is hereby amended by deleting in clause (b) each reference to “2019 Replacement Term Loan Facility” and substituting in lieu thereof a reference to “2024 Replacement Term Loan Facility”.

(g)    The definition of “Lender” is hereby amended and restated in its entirety as follows:

“Lender” shall mean (i) each New Term Lender (as defined in the Restatement Agreement) (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (ii) each financial institution or other entity that is listed on the signature pages of the 2016 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (iii) each financial institution or other entity that is listed on the signature pages of the 2017 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (iv) each financial institution or other entity that is listed on the signature pages of the 2017-2 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (v) each financial institution or other entity that is listed on the signature pages of the 2018 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (vi) each financial institution or other entity that is listed on the signature pages of the 2019 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (vii) each financial institution or other entity that is listed on the signature pages of the 2022 Facility Amendment as a “New Lender” (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), (viii) each financial institution or other entity that is listed on the signature pages of the 2024 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04) and (ix) any other person that becomes a “Lender” hereunder in accordance with Section 9.04. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders and the Issuing Banks.

(h)    The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” shall mean, with respect to (a) the 2019 Replacement Term Loan Facility, December 13, 2026 (the “Existing Maturity Date”), (b) the 2022 Tranche A Term Loan Facility and the 2022 Revolving Facility, June 29, 2027 (the “New Maturity Date”), provided that, notwithstanding the foregoing if, on the date that is ninety (90) days prior to the Existing Maturity Date (the “Springing Maturity Date”), the 2019 Replacement Term Loan Facility has not been (x) repaid in full or (y) refinanced in full by Indebtedness with (1) a final maturity not prior to the date that is ninety-one (91) days later than the New Maturity Date and (2) amortization not to exceed 1.0% per annum, the “Maturity Date” with respect to each of the 2022 Tranche A Term Loan Facility and the 2022 Revolving Facility shall be the Springing Maturity Date and (c) the 2024 Replacement Term Loan Facility, July 3, 2031.

(i)    The definition of “Term Facility” is hereby amended and restated in its entirety as follows:

“Term Facility” shall mean each of (a) the 2022 Tranche A Term Loan Commitments and the Term Loans made thereunder and (b) the 2024 Replacement Term Loan Commitments and the Term Loans made thereunder.

(j)    The definition of “Term Lender” is hereby amended by deleting the words “2019 New Term Lender” and substituting in lieu thereof the words “2024 New Term Lender”.

(k)    The definition of “Term Loans” is hereby amended and restated in its entirety as follows:

“Term Loans” shall mean (i) the Existing Term Loans that were made by the Lenders to the Borrower on the Second Restatement Date pursuant to Section 2.01, (ii) the 2016 New Term Loans, (iii) the 2017 Term Loans, (iv) the 2017-2 Term Loans, (v) the 2018 Term Loans, (vi) the 2019 Term Loans, (vii) the 2022 Tranche A Term Loans and (viii) the 2024 Term Loans, as context may require. On and after the 2016 Replacement Term Loan Amendment Effective Date until the 2017 Replacement Term Loan Amendment Effective Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2016 New Term Loans, except as the context may otherwise require. On and after the 2017 Replacement Term Loan Amendment Effective Date until the 2017-2 Replacement Term Loan Amendment Effective Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2017 New Term Loans, except as the context may otherwise require. On and after the 2017-2 Replacement Term Loan Amendment Effective Date until the 2018 Replacement Term Loan Effective Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2017-2 New Term Loans, except as the context may otherwise require. On and after the 2018 Replacement Term Loan Effective Date until the 2019 Replacement Term Loan Effective Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2018 New Term Loans, except as the context may otherwise require. On and after the 2019 Replacement Term Loan Effective Date until the Third Amendment Restatement Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2019 New Term Loans, except as the context may otherwise require. On and after the Third Restatement Date until the 2024 Replacement Term Loan Effective Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2019 New Term Loans and the 2022 Tranche A Term Loans, except as the context may otherwise require. On and after the 2024 Replacement Term Loan Effective Date, each reference to a “Term Loan” in this Agreement and in the other Loan Documents shall be deemed to include the 2024 New Term Loans and the 2022 Tranche A Term Loans, except as the context may otherwise require.

(l)    The following new definitions shall be inserted in their proper alphabetical order:

“2024 New Term Lender” shall mean each Lender that has a 2024 Replacement Term Loan Commitment or that holds 2024 New Term Loans.

“2024 New Term Loans” shall have the meaning set forth in Section 2.01.

“2024 Replacement Term Loan Amendment” shall mean the 2024 Replacement Term Loan Amendment, dated as of the 2024 Replacement Term Loan Amendment Effective Date, among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

“2024 Replacement Term Loan Amendment Effective Date” shall mean July 3, 2024.

“2024 Replacement Term Loan Commitment” shall have the meaning set forth in the 2024 Replacement Term Loan Amendment.

“2024 Replacement Term Loan Facility” shall have the meaning set forth in the 2024 Replacement Term Loan Amendment.

“Repricing Transaction” shall mean, (a) any prepayment of 2024 New Term Loans with the proceeds of a substantially concurrent incurrence of any secured term loans by the Borrower or any Loan Party in respect of which the Effective Yield is, on the date of such prepayment (and not by virtue of any fluctuation in any “base” rate), lower than the Effective Yield on the 2024 New Term Loans immediately prior to such prepayment and (b) any repricing by the Borrower of all or any portion of the 2024 New Term Loans resulting in an Effective Yield for the 2024 New Term Loans as of the date of such repricing that is (and not by virtue of any fluctuation in any “base” rate) less than the Effective Yield for the 2024 New Term Loans immediately prior to such repricing; provided, that in no event shall any such prepayment, repricing or other modification in connection with a Change in Control, any material Permitted Business Acquisition (or similar Investment) or material Disposition constitute a Repricing Transaction.

2.2.    Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

On the Second Restatement Date, each term Lender made tranche B Term Loans to the Borrower (the “Existing Term Loans”) in the original aggregate principal amount of $1.2 billion. Subject to the terms and conditions set forth in the 2016 Replacement Term Loan Amendment, on the 2016 Replacement Term Loan Amendment Effective Date, each 2016 New Term Lender agreed to provide or continue its Existing Term Loans pursuant to a cashless roll, as applicable, its Term Loans (such provided or continued Term Loans, collectively, the “2016 New Term Loans”) in a principal amount equal to its 2016 Replacement Term Loan Commitment. Subject to the terms and conditions set forth in the 2017 Replacement Term Loan Amendment, on the 2017 Replacement Term Loan Amendment Effective Date, each 2017 New Term Lender agreed to provide or continue its Existing Term Loans pursuant to a cashless roll, as applicable, its Term Loans (such provided or continued Term Loans, collectively, the “2017 New Term Loans”) in a principal amount equal to its 2017 Replacement Term Loan Commitment. Subject to the terms and conditions set forth in the 2017-2 Replacement Term Loan Amendment, on the 2017-2 Replacement Term Loan Amendment Effective Date, each 2017-2 New Term Lender agrees to and shall provide or continue its Existing Term Loans pursuant to a cashless roll, as applicable, its Term Loans (such provided or continued Term Loans, collectively, the “2017-2 New Term Loans”) in a principal amount not to exceed its 2017-2 Replacement Term Loan Commitment. Subject to the terms and conditions set forth in the 2018 Replacement Term Loan Amendment, on the 2018 Replacement Term Loan Amendment Effective Date, each 2018 New Term Lender agreed to provide or continue its Existing Term Loans pursuant to a cashless roll, as applicable, its Term Loans (such provided or continued Term Loans, collectively, the “2018 New Term Loans”) in a principal amount equal to its 2018 Replacement Term Loan Commitment. Subject to the terms and conditions set forth in the 2019 Replacement Term Loan Amendment, on the 2019 Replacement Term Loan Amendment Effective Date, each 2019 New Term Lender agreed to provide or continue its Existing Term Loans pursuant to a cashless roll, as applicable, its Term Loans (such provided or continued Term Loans, collectively, the “2019 New Term Loans”) in a principal amount not to exceed its 2019 Replacement Term Loan Commitment. Subject to the terms and conditions set forth in the 2022 Facility Amendment, on the Third Restatement Date, each Tranche A Term Lender agreed to provide its Terms Loans (such Term Loans, collectively the “2022 Tranche A Term Loans”) in a principal amount not to exceed its 2022 Tranche A Term Loan Commitment in Dollars. Subject to the terms and conditions set forth in the 2024 Replacement Term Loan Amendment, on the 2024 Replacement Term Loan Effective Date, each 2024 New Term Lender agrees to and shall provide or continue its 2019 New Term Loans pursuant to a cashless roll, as applicable, its Term Loans (such provided or continued Term Loans, collectively the “2024 Replacement Term Loans”) in a principal amount not to exceed its 2024 Replacement Term Loan Commitment.

2.3.    Amendment to Section 2.02(a). Section 2.02(a) of the Credit Agreement is hereby amended by adding immediately before the final sentence thereof the sentence “On the 2024 Replacement Term Loan Amendment Effective Date, the 2024 New Term Loans shall constitute, on the terms provided in the 2024 Replacement Term Loan Amendment, Term Loans hereunder.”.

2.4.    Amendment to Section 2.10(b). Section 2.10(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)    With respect to the 2024 Replacement Term Loan Facility, subject to the other paragraphs of this Section, commencing October 1, 2024, the Borrower shall (subject to the application of clause (c) below and Section 2.23) repay Borrowings on the first day of April, July, October and January in each year prior to the Maturity Date (each such date being referred to as a “Existing Term Loan Installment Date”), in each case in an amount equal to 0.25% of the original principal amount of the 2024 New Term Loans on the 2024 Replacement Term Loan Amendment Effective Date, and the final principal repayment installment of the 2024 New Term Loans shall be repaid on the Maturity Date and shall be in an amount equal to the aggregate principal amount of all 2024 New Term Loans outstanding on such date.

2.5.    Amendment to Section 2.11(a). Section 2.11(a) of the Credit Agreement is hereby amended by:

(a)    replacing the first paragraph with the following:

(a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.16), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding for any Term Loan Borrowing subject to prior notice in accordance with Section 2.10(d); provided that in the event (i) of any voluntary prepayment or refinancing, in whole or in part, of 2024 New Term Loans made, (ii) of any amendment to the Loan Documents in respect of the 2024 New Term Loans or (iii) any Lender must assign its 2024 New Term Loans as a result of its failure to consent to an amendment, amendment and restatement or other modification, in each case on or prior to the date that is the six-month anniversary of the 2024 Replacement Term Loan Amendment Effective Date and, in each case, in connection with a Repricing Transaction, the Borrower shall pay to the 2024 New Term Lenders (including, if applicable, any Non-Consenting Lender acting as an assignor pursuant to Section 2.19(c) of the Credit Agreement) a prepayment premium equal to 1% of the principal amount of the 2024 New Term Loans so prepaid or assigned or, in the case of any such amendment, the principal amount of relevant 2024 New Term Loans outstanding immediately prior to such amendment.

(b)    deleting in clause (ii) the words “2019 New Term Loans” and substituting in lieu thereof the words “2024 New Term Loans”.

2.6.    Amendment to Section 2.19(c). Section 2.19(c) of the Credit Agreement is hereby amended by deleting the text “[reserved]” in clause (d) thereof and substituting in lieu thereof the text “with respect to any such assignment occurring on or prior to the date that is the six-month anniversary of the 2024 Replacement Term Loan Amendment Effective Date as a result of a Repricing Transaction, the Borrower shall pay, or cause to be paid, to such Lender the prepayment premium required pursuant to Section 2.11(a)”.

2.7.    Amendment to Section 2.22(a)(v). Section 2.22(a)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(v) if the Effective Yield in respect of any Incremental Loans that are pari passu in right of payment and secured equally and ratably with the initial Loans provided to the Borrower exceeds the Effective Yield for the existing Loans by more than 0.50%, the Applicable Margin for the existing Loans shall be increased so that the Effective Yield in respect of such existing Loans is equal to the Effective Yield for the Incremental Loans less 0.50% (provided that if the applicable Incremental Term Facility or Incremental Revolving Facility includes an interest rate floor greater than that applicable to the existing Loans, such excess amount shall be equated to yield for purposes of determining whether an increase to the Applicable Margin for the existing Loans shall be required, provided that if such increase is required, the interest rate floor (but not the Applicable Margin) applicable to the existing Loans shall be increased by such excess amount); provided further that, to the extent the “existing Loans” referred to in this clause (v) are the 2024 New Term Loans, the requirements of this clause (v) shall only apply to the extent the applicable Incremental Loans are incurred prior to the date that is six months following the 2024 Replacement Term Loan Amendment Effective Date,

2.8.     Amendment to Section 7.01. Section 7.01 of the Credit Agreement is hereby amended as follows:

(a)    deleting in clause (d) each reference to “2019 Replacement Term Loan Facility” and substituting in lieu thereof a reference to “2024 Replacement Term Loan Facility”;

(b)    deleting in clause (f) each reference to “2019 Replacement Term Loan Facility” and substituting in lieu thereof a reference to “2024 Replacement Term Loan Facility”; and

(c)    deleting in the final paragraph thereof the words “2019 Replacement Term Loan Facility” and substituting in lieu thereof the words “2024 Replacement Term Loan Facility”.

2.9.    Amendment to Section 9.01. Section 9.01(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) if to the Administrative Agent (x) from any Loan Party, to JPMorgan Chase Bank, N.A., at the address separately provided to the Borrower and (y) from the Lenders, to JPMorgan Chase Bank, N.A., Attn: Jacqueline Panos (jacqueline.panos@jpmorgan.com), 10 S. Dearborn, 9th Floor, Chicago, IL 60603; provided that, notwithstanding the foregoing, all notices from the Borrower to the Administrative Agent of any additional Company Competitor shall be to the Administrative Agent at the following electronic address: JPMDQ_Contact@jpmorgan.com;

SECTION 3.    2024 New Term Loans; Allocations and Reallocations.

3.1.    Each (a) Replacement Term Lender, by executing a Replacement Term Lender Addendum, and (b) Continuing Term Lender, by executing a Continuing Term Lender Addendum, consents to the amendments to the Credit Agreement set forth in this Agreement.

3.2.    Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue, pursuant to a cashless roll, all of its Existing Term Loans as a Continued Term Loan on the date requested by the Borrower to be the Effective Date in a principal amount equal to such Continuing Term Lender’s Continuing Term Loan Commitment (as defined below) and (ii) each Replacement Term Lender agrees to provide its Replacement Term Loan on such date in a principal amount equal to such Replacement Term Lender’s Replacement Term Loan Commitment (as defined below). The Borrower shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each Continuing Term Lender and each Replacement Term Lender thereof.

3.3.     Each Replacement Term Lender will provide its Replacement Term Loan on the Effective Date by making available to the Administrative Agent, in the manner contemplated by the Amended Credit Agreement or as otherwise arranged by the Administrative Agent and such Replacement Lenders, an amount equal to its Replacement Term Loan Commitment. The “Replacement Term Loan Commitment” of any Replacement Term Lender will be such amount (not exceeding any commitment offered by such Replacement Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Effective Date. The “Continuing Term Loan Commitment” of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register immediately prior to giving effect to the Effective Date (or such lesser amount as allocated to it by the Administrative Agent and notified to it on or prior to the Effective Date), which shall be continued as an equal amount of Continued Term Loans (it being understood that no cash will be advanced as part of any continuation of Continued Term Loans). Replacement Term Loan Commitments and Continuing Term Loan Commitments are collectively referred to herein as the “2024 Replacement Term Loan Commitment”. The commitments of the Replacement Term Lenders and the continuation undertakings of the Continuing Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to provide, or continue its Existing Term Loans as, as applicable, its 2024 New Term Loan. The 2024 New Term Loans may from time to time be ABR Loans or Term Benchmark Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.02 and 2.07 of the Amended Credit Agreement. Upon the provision of, or the continuation of the Existing Term Loans as, as applicable, 2024 New Term Loans on the Effective Date, the 2024 New Term Loans shall be ABR Loans or Term Benchmark Loans, as the case may be, of the same Type and with the Interest Period(s) that were applicable to the Existing Term Loans immediately prior to the Effective Date uninterrupted thereby with the initial Interest Period(s) applicable to the 2024 New Term Loans equal to the remaining length of such Existing Term Loans’ Interest Period(s). Accrued and unpaid interest in respect of Continued Term Loans shall be paid on the Effective Date.

3.4.    The obligation of each 2024 Term Lender to provide, or continue its Existing Term Loans as, as applicable, its 2024 New Term Loans on the Effective Date is subject to the satisfaction of the conditions set forth in Section 4 of this Agreement.

3.5.    The Continuing Term Lenders party hereto hereby agree to waive the breakage costs provisions of Section 2.16 of the Credit Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.

SECTION 4.    Effectiveness. This Agreement shall become effective, and the making of, or the continuation of Existing Term Loans as, as applicable, the 2024 New Term Loans shall occur, as of the date (the “Effective Date”) on which the conditions set forth below have been satisfied:

4.1.    At the time of and immediately after giving effect to the Effective Date and the making of, or the continuation of Existing Term Loans as, as applicable, 2024 New Term Loans on the Effective Date, no Default or Event of Default shall have occurred and be continuing.

4.2.    The Administrative Agent (or its counsel) shall have received from (i) the Borrower, Holdings, the other Loan Parties (the Borrower, Holdings and such other Loan Parties, collectively, the “Reaffirming Parties”) and (ii) the 2024 Term Lenders either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

4.3.    The Administrative Agent shall have received, on behalf of itself and the Lenders on the Effective Date, a customary written opinion of (x) Sidley Austin LLP, special counsel for Holdings and the Borrower and (y) Reinhart Boerner Van Dueren S.C., Wisconsin counsel for the Borrower, (A) dated the Effective Date, (B) addressed to the Administrative Agent and the Lenders on the Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent consistent with those delivered on the 2019 Replacement Term Loan Amendment Effective Date (other than changes to such legal opinion resulting from change in law, fact or change to counsel’s form of opinion), and each of Holdings and the Borrower hereby instructs its counsel to deliver such opinions.

4.4.    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (a), (b), (c) and (d) below:

(a)    a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official);

(b)    a certificate of the secretary or assistant secretary or similar officer of each Loan Party dated the Effective Date and certifying:

(i) that attached thereto is a true and complete copy of the bylaws (or limited partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Effective Date,

(ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date,

(iii) that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(iv) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and

(v) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party;

(c)    a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (b) above; and

(d)    a certificate of a Responsible Officer of Holdings or the Borrower certifying that as of the Effective Date (i) all the representations and warranties set forth in the Credit Agreement are true and correct to the extent set forth therein on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date and (ii) that as of the Effective Date, no Default or Event of Default has occurred and is continuing or would result from the borrowing of, or the continuation of Existing Term Loans as, as applicable, 2024 New Term Loans on the Effective Date.

4.5.     (i) The Collateral and Guarantee Requirement continues to be satisfied, (ii) the Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties and copies of the financing statements (or similar documents) disclosed by such search and (iii) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are either permitted by Section 6.02 of the Amended Credit Agreement or have been released (or authorized for release in a manner reasonably satisfactory to the Administrative Agent).

4.6.    The 2024 Term Lenders shall have received, in each case in accordance with Section 5.04 of the Credit Agreement, the financial statements and other financial information referred to in Sections 5.04(a), (b), (c), (d) and (e) of the Credit Agreement.

4.7.    The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Effective Date (including accrued interest in respect of the 2019 New Term Loans), including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any other Loan Document.

4.8.    The Non-Continuing Term Loans shall have been (or substantially contemporaneously shall be) repaid in full.

4.9.    To the extent requested by the Administrative Agent not less than two (2) days prior to the Effective Date, the Administrative Agent shall have received, at least one (1) day prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

Each 2024 Term Lender, by delivering its signature page to this Agreement and making, or continuing its Existing Term Loans as, as applicable, its 2024 New Term Loan on the Effective Date shall be deemed to have acknowledged receipt of and consented to and approved each Loan Document and each other document required to be approved by the Administrative Agent or any Lender, as applicable, on the Effective Date.

SECTION 5.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of the Reaffirming Parties represents and warrants to each of the 2024 Term Lenders and the Administrative Agent that:

5.1.    This Agreement has been duly authorized, executed and delivered by it and this Agreement and the Amended Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

5.2.    (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct to the extent set forth therein on and as of the Effective Date as if made on such date except to the extent any such representation and warranty is expressly made only as of a prior date, in which case such representation and warranty shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such prior date and (b) no Default or Event of Default has occurred and is continuing or would result from the provision of, or the continuation of Existing Term Loans as, as applicable, 2024 New Term Loans on the Effective Date.

SECTION 6.    Effect of Amendment.

6.1.     Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

6.2.     On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 7.    Reserved.

SECTION 8.    General.

8.1.     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.2.     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the preparation, negotiation and execution of this Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent in accordance with Section 9.05 of the Amended Credit Agreement.

8.3.     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Agreement by telecopy or email transmission shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

8.4.    Headings. Article and Section headings are used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

8.5.    Reaffirmation. The parties hereto confirm that this Agreement is not intended, nor shall it be deemed or construed, to effect a novation of any liens or indebtedness under the Credit Agreement or to terminate or release any liens, security interests or contractual or legal rights securing all or any part of such indebtedness. Furthermore, each of the Reaffirming Parties hereby:

(a)    consents to this Agreement and the transactions contemplated hereby and hereby confirms its guarantees, pledges, grants of security interests, acknowledgments, obligations and consents under the Collateral Agreement and the other Security Documents and the other Loan Documents to which it is a party and agrees that notwithstanding the effectiveness of this Agreement and the consummation of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, acknowledgments, obligations and consents shall be, and continue to be, in full force and effect except as expressly set forth herein,

(b)    ratifies the Security Documents and the other Loan Documents to which it is a party,

(c)    confirms that all of the Liens and security interests created and arising under the Security Documents to which it is a party remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as collateral security for the Obligations as existed prior to giving effect to this Agreement,

(d)    agrees that each of the representations and warranties made by each Reaffirming Party in the Security Documents to which it is a party is true and correct as to it in all material respects on and as of the date hereof (except to the extent any such representation or warranty expressly relates to a prior date, in which case such representation or warranty was true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such prior date), and

(e)    agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

GENERAC ACQUISITION CORP.

By:
Name:
Title:

GENERAC POWER SYSTEMS, INC.

By:
Name:
Title:

GENERAC MOBILE PRODUCTS, LLC

By:
Name:
Title:

MAC, INC.

By:
Name:
Title:

CHP HOLDINGS, INC.

By:
Name:
Title:

COUNTRY HOME PRODUCTS, INC.

By:
Name:
Title:

Signature Page to 2024 Replacement Term Loan Amendment

ROUTE 22A & 1 MAIN LLC

By:
Name:
Title:

PIKA ENERGY, INC.

By:
Name:
Title:

POWER MANAGEMENT HOLDINGS (U.S.), INC.

By:
Name:
Title:

GENERAC GRID SERVICES LLC

By:
Name:
Title:

ENBALA U.S. POWER INC.

By:
Name:
Title:

ECOBEE LTD.

By:
Name:
Title:

Signature Page to 2024 Replacement Term Loan Amendment

ENERGY SYSTEMS HOLDINGS INC.

By:
Name:
Title:

EAST COAST ENERGY SYSTEMS LLC

By:
Name:
Title:

ELECTRONIC ENVIRONMENTS CO. LLC

By:
Name:
Title:

WEST COAST ENERGY SYSTEMS LLC

By:
Name:
Title:

Signature Page to 2024 Replacement Term Loan Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Signature Page to 2024 Replacement Term Loan Amendment

REPLACEMENT TERM LENDER ADDENDUM TO THE
2024 REPLACEMENT TERM LOAN AMENDMENT IN RESPECT OF THE
CREDIT AGREEMENT DATED AS OF FEBRUARY 9, 2012,
AS LAST AMENDED AND RESTATED AS OF JUNE 29, 2022,
AS LAST AMENDED AS OF JANUARY 31, 2023

This Lender Addendum (this “Continuing Term Lender Addendum”) is referred to in, and is a signature page to, the 2024 Replacement Term Loan Amendment (the “Agreement”) to that certain Credit Agreement dated as of February 9, 2012, as amended and restated as of May 30, 2012, as further amended and restated as of May 31, 2013, as further amended by the First Amendment dated as of May 18, 2015, as further amended by the Replacement Term Loan Amendment dated as of November 2, 2016, as further amended by the 2017 Replacement Term Loan Amendment dated as of May 11, 2017, as further amended by the 2017-2 Replacement Term Loan Amendment dated as of December 8, 2017, as further amended by the 2018 Replacement Term Loan Amendment dated as of June 8, 2018, as amended by the 2019 Replacement Term Loan Amendment dated as of December 13, 2019, as amended by the Second Amendment dated as of May 27, 2021, as amended and restated by the Third Amendment dated as of June 29, 2022 and as amended by the First Amendment dated as of January 31, 2023 (the “Credit Agreement”), among Generac Acquisition Corp., a Delaware corporation (“Holdings”), Generac Power Systems, Inc., a Wisconsin corporation (the “Borrower”), the several lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents and parties party thereto. Capitalized terms used but not defined in this Continuing Term Lender Addendum have the meanings assigned to such terms in the Agreement or the Credit Agreement, as applicable.

By executing this Continuing Term Lender Addendum, the undersigned institution agrees (A) to the terms of the Agreement and the Credit Agreement as amended thereby (the “Amended Credit Agreement”) and (B) on the terms and subject to the conditions set forth in the Agreement and the Amended Credit Agreement, to continue its 2019 New Term Loans as 2024 New Term Loans on the Effective Date in the amount of its 2024 New Term Loan Commitment (it being understood that such continuation shall be effected pursuant to a cashless roll).

Name of Institution:

Executing as a Continuing Term Lender[1]:

By:

Name:
Title:

For any institution requiring a second signature line:

By:

Name:
Title:

1In no event shall any Lender be able to continue/roll more than their allocation, which allocation shall be at the discretion of the Administrative Agent

REPLACEMENT TERM LENDER ADDENDUM TO THE
2024 REPLACEMENT TERM LOAN AMENDMENT IN RESPECT OF THE
CREDIT AGREEMENT DATED AS OF FEBRUARY 9, 2012,
AS LAST AMENDED AND RESTATED AS OF JUNE 29, 2022,
AS LAST AMENDED AS OF JANUARY 31, 2023

This Lender Addendum (this “Replacement Term Lender Addendum”) is referred to in, and is a signature page to, the 2024 Replacement Term Loan Amendment (the “Agreement”) to that certain Credit Agreement dated as of February 9, 2012, as amended and restated as of May 30, 2012, as further amended and restated as of May 31, 2013, as further amended by the First Amendment dated as of May 18, 2015, as further amended by the Replacement Term Loan Amendment dated as of November 2, 2016, as further amended by the 2017 Replacement Term Loan Amendment dated as of May 11, 2017, as further amended by the 2017-2 Replacement Term Loan Amendment dated as of December 8, 2017, as further amended by the 2018 Replacement Term Loan Amendment dated as of June 8, 2018, as amended by the 2019 Replacement Term Loan Amendment dated as of December 13, 2019, as amended by the Second Amendment dated as of May 27, 2021, as amended and restated by the Third Amendment dated as of June 29, 2022 and as amended by the First Amendment dated as of January 31, 2023 (the “Credit Agreement”), among Generac Acquisition Corp., a Delaware corporation (“Holdings”), Generac Power Systems, Inc., a Wisconsin corporation (the “Borrower”), the several lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents and parties party thereto. Capitalized terms used but not defined in this Replacement Term Lender Addendum have the meanings assigned to such terms in the Agreement or the Credit Agreement, as applicable.

By executing this Replacement Term Lender Addendum as a Replacement Term Lender, the undersigned institution agrees (A) to the terms of the Agreement and the Credit Agreement as amended thereby (the “Amended Credit Agreement”) and (B) on the terms and subject to the conditions set forth in the Agreement and the Amended Credit Agreement, to provide 2024 New Term Loans on the Effective Date in the amount of such Replacement Term Lender’s 2024 New Term Loan Commitment.

Name of Institution:

Executing as a Replacement Term Lender:

By:

Name:
Title:

For any institution requiring a second signature line:

By:

Name:
Title: